EXHIBIT  13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and 18 U.S.C. § 1350, the undersigned officer of Xinyuan Real Estate Co., Ltd. (the “Company”), hereby certifies that the Company’s Annual Report on Form 20-F for the year ended December 31, 2019 (the “Report”) complies with the requirements of Section 13(a) or 15(d), as applicable, of the Exchange Act and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Yong Zhang
Yong Zhang
Chairman and Chief Executive Officer
(Principal Executive Officer)

April 29, 2020

The foregoing certification is being furnished solely pursuant to Rule 13a-14(b) under the Exchange Act and 18 U.S.C § 1350 and will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.